UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value	LTBR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Lightbridge Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually on May 14, 2026. At the close of business on March 18, 2026, the record date for the Annual Meeting, 34,651,579 shares of the Company’s Common Stock, par value $0.001 per share, were outstanding. At the Annual Meeting, the Company’s stockholders voted: (i) on the election of six director nominees, (ii) to approve, on an advisory basis, the compensation of the Company’s named executive officers, and (iii) on the ratification of BDO USA, P.C. as the Company’s independent registered public accounting firm for fiscal year 2026. The results of the votes are set forth below.

Proposal No. 1 - Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 31, 2026 (the “2026 Proxy Statement”):

Nominee	For	Withheld	Broker Non-Vote
Seth Grae	10,526,571	122,473	11,051,160
Sweta Chakraborty	10,560,581	88,463	11,051,160
Jesse Funches	10,557,692	91,352	11,051,160
Sherri Goodman	10,588,291	60,753	11,051,160
Daniel Magraw	10,567,084	81,960	11,051,160
Mark Tobin	10,591,892	57,152	11,051,160

Proposal No. 2 - Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the 2026 Proxy Statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
10,284,638	293,540	70,866	11,051,160

Proposal No. 3 - Ratification of Auditors

The proposal to ratify the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved by the stockholders by the following vote:

For	Against	Abstain
21,577,133	57,850	65,221

There were no broker non-votes for Proposal No. 3.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: May 14, 2026	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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